Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Raymond D’Aponte, certify that:

1. I have reviewed this quarterly report on Form 10-Q/A of Planet Payment, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: October 9, 2015	By:	/s/ Raymond D’Aponte
Raymond D’Aponte
Chief Financial Officer